SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): March 2, 2004
                                                          (March 2, 2004)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9318                                            13-2670991
(Commission File Number)                       (IRS Employer Identification No.)


One Franklin Parkway, San Mateo, California                             94403
  (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     Franklin Resources, Inc. has been informed that the Staff of the Securities and Exchange Commission ("SEC") no longer intends to recommend that the SEC authorize a civil action against Gregory Johnson, who is President and Co-Chief Executive Officer of Franklin Resources, Inc. The previous intention of the SEC Staff was announced in the Company's Form 10-Q filing on February 17, 2004. The Company continues discussions with the Staff of the SEC in an effort to resolve the issues raised in their investigation related to Franklin Advisers, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRANKLIN RESOURCES, INC.
                              (Registrant)


Date: March 2, 2004           /s/ Martin L. Flanagan
                              ----------------------------
                              Martin L. Flanagan
                              President and Co-Chief Executive Officer